UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 5, 2008
Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1941 Ringwood Avenue, San Jose,
California		95131-1721

(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: 408-451-9400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits

SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement.
On August 5, 2008, Bell Microproducts Inc. (the “Company”) entered into an Amended and Restated Credit Agreement effective as of June 30, 2008 (the “Agreement”) with the Teachers’ Retirement System of Alabama (“TRSA”), the Employees’ Retirement System of Alabama (“ERSA”), the Judicial Retirement Fund, the PEIRAF-Deferred Compensation Plan, and the Public Employee Individual Retirement Account Fund (collectively, the “Lenders”), which consolidated and restructured the $56,650,000 in outstanding indebtedness under both the Securities Purchase Agreement dated as of July 6, 2000 among the Company, on the one hand, and the Lenders and the State Employees’ Health Insurance Fund, on the other hand, and the Revolving Credit Agreement dated as of January 30, 2007 among the Company, on one hand, and TRSA and ERSA, on the other hand. Under the Agreement, principal and interest is payable in semiannual installments, through and including, December 1, 2013. The Agreement also provides that the Company’s obligation to provide various financial statements and reports required to be filed with the Securities and Exchange Commission (“SEC”), does not arise until December 31, 2008 with respect to the Company’s 2006 fiscal year, March 31, 2009 with respect to the Company’s 2007 fiscal year, and June 30, 2009 with respect to the Company’s 2008 fiscal year.
On August 5, 2008, the Company received a letter agreement amending the Securities Purchase Agreement dated as of October 2, 2006 among the Company, on the one hand, and TRSA and ERSA, on the other hand. The letter agreement provides that TRSA and ERSA understand and acknowledge that the Company will be unable to timely deliver the various financial statements and reports required by the Securities Purchase Agreement to be filed with the SEC, and agree to extend the time for the Company to provide such financial statements and SEC reports to December 31, 2008 with respect to the Company’s 2006 fiscal year, March 31, 2009 with respect to the Company’s 2007 fiscal year, and June 30, 2009 with respect to the Company’s 2008 fiscal year. The letter agreement also waives any defaults that may otherwise arise from the failure to timely deliver each such financial statement and the related SEC report for time periods prior to these deadlines, waives any defaults that may arise or result from any representation or warranty made or deemed made with respect to previously delivered financial statements and SEC reports, and further waives any defaults that may otherwise arise or result from any covenant requiring the filing of the SEC reports prior to these deadlines.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
Exhibit 10.1 — Amended and Restated Credit Agreement effective as of June 30, 2008.
Exhibit 10.2 — Letter Agreement to Bell Microproducts Inc. dated August 4, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.

August 6, 2008	By:	/s/ Andrew S. Hughes

		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement effective as of June 30, 2008.
10.2	Letter Agreement to Bell Microproducts Inc. dated August 4, 2008.